Exhibit 10.3

MARATHON ACQUISITION CORP.

623 5th Avenue, 26th Floor

New York, N.Y. 10022

July 27, 2006

Marathon Management, LLC

623 5th Avenue, 26th Floor

New York, N.Y. 10022

Gentlemen:

This letter will confirm the agreement by and between Marathon Acquisition Corp., a Delaware corporation (the “Company”), and Marathon Management, LLC, a Delaware limited liability company (the “Management Company”), that, commencing on the effective date (“Effective Date”) of the registration statement on form S-1 (File No. 333-134078) initial public offering (“IPO”) of the Company’s securities and continuing until the earlier of (i) the consummation by the Company of a business combination, or (ii) the Company’s dissolution and liquidation, each as described in the Company’s final prospectus relating to the IPO (hereinafter, the earlier of such dates is referred to as the “Termination Date”), the Management Company shall make available to the Company certain office space, administrative services and secretarial services as may be required by the Company from time to time, at 623 5th Avenue, 26th Floor, New York, N.Y. 10022, or at such successor facilities as shall be suitable to meet the Company’s needs and as the Management Company may elect to provide in lieu of the foregoing office. In exchange therefor, the Company shall pay the Management Company a sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

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Very truly yours,

MARATHON ACQUISITION CORP.

By:	/s/ Michael S. Gross
Michael S. Gross
Chairman, Chief Executive Officer and Secretary

AGREED TO AND ACCEPTED BY:

MARATHON MANAGEMENT, LLC

By:	/s/ Michael S. Gross
Michael S. Gross
Managing Member